Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE	Investor Contact: Michael Russell, 419.627.2233
https://investors.sixflags.com	Media Contact: Kristin.Fitzgerald@sixflags.com
SIX FLAGS APPOINTS MARK PAULS CHIEF OPERATING OFFICER

CHARLOTTE, N.C. (July 2, 2026) – Six Flags Entertainment Corporation (NYSE: FUN) (“Six Flags” or the “Company”), North America’s largest regional amusement park operator, today announced the appointment of Mark Pauls as Chief Operating Officer, effective July 15, 2026. Pauls succeeds Tim Fisher, who will serve as a Special Advisor to the Company through December 15, 2026, to ensure a smooth transition.
Mark Pauls is a disciplined operator with nearly five decades of experience in the entertainment industry. Most recently, he served as Senior Vice President of Operations at Herschend Family Entertainment, where he played a key role in the integration of Palace Entertainment. Prior to its December 2025 acquisition by Herschend Family Entertainment, Pauls was the Vice President of Operations at Palace Entertainment. In that role, he oversaw the operations of the company’s nationwide portfolio and developed and directed operational efficiency and cost reduction initiatives that resulted in improved profitability and enhanced EBITDA performance. Earlier in his career, Pauls held senior leadership roles at SeaWorld Parks and Busch Gardens, where he oversaw park and facility operations with a focus on guest service and satisfaction.
“We are excited to welcome Mark to Six Flags as we continue to build a team of leaders with the skills and experience to enhance operational excellence and improve performance,” said Six Flags President and CEO John Reilly. “Mark is a results-driven executive with deep experience in the theme park industry and a proven track record of instilling operational rigor, driving profitability and delivering exceptional guest experiences. He understands that strong operational execution not only enhances business performance, but also creates a better experience for our guests through improved reliability, service and overall park quality. We are confident he is the right leader to help us bolster our operating model and build a more resilient company with a stronger financial position to drive value creation for shareholders.”

“Six Flags is an incredible business with a strong foundation and world-class portfolio of parks,” said Pauls. “I am thrilled to be joining John and the amazing team he has assembled as they continue to advance their new strategy to unlock the Company’s full potential.”
Reilly continued, “I also want to thank Tim for his service to Six Flags over the years, including supporting the integration with Cedar Fair. We appreciate Tim remaining with the Company as a Special Advisor through December, and we are confident that his deep expertise and institutional knowledge will help facilitate a seamless transition.”
About Mark Pauls
Mark Pauls was most recently Senior Vice President of Operations at Herschend Family Entertainment, where he was responsible for the coordination of operations, engineering and maintenance, workforce management and entertainment events for the regional parks. Prior to Herschend, Pauls was Vice President of Operations at Palace Entertainment, leading efforts to optimize operational efficiency, control costs and drive overall business performance across the organization. Earlier in his career, he held senior operations roles at SeaWorld Parks & Entertainment, including serving as President. In that role, he was responsible for all park operations and oversaw approximately 4 million annual guests and a workforce of 6,000 employees. He previously served as Vice President of Operations for Busch Gardens' Tampa and Williamsburg locations. Pauls holds a B.B.A. in Business Administration and Management from the University of Phoenix.
About Six Flags Entertainment Corporation
Six Flags Entertainment Corporation (NYSE: FUN) is North America’s largest regional amusement-resort operator, with 21 amusement parks, 14 water parks and nine resort properties across 13 states in the U.S., Canada, and Mexico. The Company also manages an amusement park in Saudi Arabia. Focused on its purpose of making people happy, Six Flags provides fun, immersive and memorable experiences to millions of guests every year with world-class coasters, themed rides, thrilling water parks, resorts and a portfolio of beloved intellectual property such as Looney Tunes®, DC Comics® and PEANUTS®.
Forward-Looking Statements
Some of the statements contained in this news release that are not historical in nature are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements as to our expectations, beliefs, goals and strategies regarding the future. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “objective,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements may involve current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, or that our growth and operational strategies will achieve the target results. Important risks and uncertainties that may cause such a difference and could adversely affect attendance at our parks, our future financial performance, and/or our growth strategies, and could cause actual results to differ materially from our expectations or otherwise to fluctuate or decrease, include, but are not limited to: failure to realize the anticipated benefits of the merger, including difficulty in integrating the businesses of legacy Six Flags and legacy Cedar Fair; failure to realize the expected amount and timing of cost savings and operating synergies related to the merger; adverse weather conditions; general economic, political and market conditions, including global trade; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; competition for consumer leisure time and spending or other changes in consumer behavior or sentiment for discretionary spending; unanticipated construction delays or increases in construction or supply costs; changes in capital investment plans and projects; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations; the impact of any potential shareholder activism; failure to attract, motivate and retain qualified domestic and international employees and key personnel; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting us; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; and other risks and uncertainties we discuss under the heading “Risk Factors” within our Annual Report on Form 10-K and in the other filings we make from time to time with the Securities and Exchange Commission. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this document and are based on information currently and reasonably known to us. We do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after publication of this news release.

This news release and prior releases are available under the News tab at https://investors.sixflags.com
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